UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 10, 2008 (November 10, 2008)

INFORMATION SERVICES GROUP, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-33287	20-5261587
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

Four Stamford Plaza
107 Elm Street
Stamford, CT 06902
(Address of principal executive offices and zip code)

(203) 517-3100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02             RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 10, 2008, Information Services Group, Inc. (“ISG” or the “Company”) released its earnings for the third quarter 2008 which ended on September 30, 2008 and is furnishing a copy of the earnings release to the Securities and Exchange Commission under Item 2.02 of this Current Report on Form 8-K. In addition, ISG will discuss its financial results during a teleconference call on Tuesday, November 11, 2008 at 2 p.m. (EDT). To access the teleconference call, go to ISG’s website at www.informationsg.com.  The press release is furnished herewith as Exhibit 99.1 and shall not be deemed filed for purposes of the Exchange Act.

ISG reports all financial information required in accordance with generally accepted accounting principals (GAAP).  ISG believes, however, that evaluating its ongoing operating results will be enhanced if it also discloses certain non-GAAP information.  These non-GAAP financial measures exclude non-cash and certain other special charges that many investors believe may obscure the user’s overall understanding of ISG’s current financial performance and the Company’s prospects for the future.  ISG believes that these non-GAAP measures provide useful information to investors because they improve the comparability of the financial results between periods and provide for greater transparency to key measures used to evaluate the Company’s performance.

ISG provides EBITDA (defined as net income plus income taxes, net interest income/(expense), depreciation and amortization of intangible assets resulting from acquisitions) and cash earnings (defined as net income plus amortization of intangible assets and non-cash stock based compensation) which are non-GAAP measures that the Company believes provide useful information to both management and investors by excluding certain expenses, which management believes are not indicative of ISG’s core operations.  These non-GAAP measures are used by ISG to evaluate the Company’s business strategies and management’s performance.

Non-GAAP financial measures, when presented, are reconciled to the most closely applicable GAAP measure.  Non-GAAP measures are provided as additional information and should not be considered in isolation or as a substitute for results prepared in accordance with GAAP.

ITEM 9.01             FINANCIAL STATEMENT AND EXHIBITS

(d)                                Exhibit

99.1                         Press Release dated November 10, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INFORMATION SERVICES GROUP, INC.

Date: November 10, 2008	/s/ Michael P. Connors
Michael P. Connors, Chairman of the Board and
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated November 10, 2008